EXHIBIT 3.1

  C.D. ARO--3 (Rev. 8--69) 25M-8-69-0452C6

                        THE COMMONWEALTH OF MASSACHUSETTS

                                JOHN F.X. DAVOREN
                          Secretary of the Commonwealth
                                   STATE HOUSE
                                  BOSTON, MASS.

                            ARTICLES OF ORGANIZATION
                              (UNDER G.L. CH. 156B)
                                  INCORPORATORS

          NAME                                             POST OFFICE ADDRESS

     Include given name in full in case of natural persons; in case of a corporation, give state of incorporation.

H. Frederick Hagemann, Jr.                                  225 Franklin Street
                                                            Boston, Mass. 02101

George B. Rockwell                                          225 Franklin Street
                                                            Boston, Mass. 02101

John T. G. Nichols                                          225 Franklin Street
                                                            Boston, Mass. 02101

     The above-named incorporator(s) do hereby associate (themselves) with the intention of forming a corporation under the provisions of General Laws, Chapter 156B and hereby state(s):

1.  The name by which the corporation shall be known is:

                 State Street Boston Financial Corporation

2.  The purposes for which the corporation is formed are as follows:

     To acquire, hold, dispose of and otherwise deal in and with securities (including but not limited to stocks, shares, evidences of beneficial interest, evidences of indebtedness and evidences of any right to subscribe for or purchase or sell any thereof), and any interest therein, issued or created by or evidencing or representing any interest in any one or more banks, trust companies, other corporations, associations, trusts, firms, partnerships, governments, governmental or political units, instrumentalities, subdivisions, agencies or authorities, or other organizations, persons or entities, public or private; and

     To engage in any other lawful business or activity in which a corporation organized under the Business Corporation Law of Massachusetts is permitted to engage.

NOTE: If provisions for which the space provided under Articles 2, 4, 5, and 6 is not sufficient additions should be set out on continuation sheets to be numbered 2A, 2B, etc. Indicate under each Article where the provision is set out. Continuation sheets shall be on 8 1/2" x 11" paper and must have a left-hand margin 1 inch wide for binding. Only one side should be used.

3. The total number of shares and the par value, if any, of each class of stock which the corporation is authorized is as follows:

---------------------------------------------------------------------------------------
                    WITHOUT PAR VALUE                  WITH PAR VALUE
CLASS OF STOCK      -------------------------------------------------------------------
                    NUMBER OF SHARES     NUMBER OF SHARES     PAR           AMOUNT
                                                             VALUE
---------------------------------------------------------------------------------------
  Preferred               None                 None                         $
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
  Common                  None                15,000          $10           $150,000
---------------------------------------------------------------------------------------

*4. If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established:

       None

*5. The restrictions, if any, imposed by the Articles of Organization upon the transfer of shares of stock of any class are as follows:

       None

*6. Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting,defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

     See Continuation Sheets 6A, 6B, 6C and 6D

*If there are no provisions state "None".

                             CONTINUATION SHEET 6A

                                     By-laws

     The board of directors is authorized to make, amend or repeal the by-laws of the corporation in whole or in part, except with respect to any provision thereof which by law, by these articles of organization or by the by-laws requires action by the stockholders.

                       Division of Directors into Classes
                    and Tenure of Office and Election Thereof

     The board of directors shall consist of not less than three nor more than thirty directors, the number of directors to be determined (within the foregoing limits) initially by the incorporators and thereafter at each annual meeting of the stockholders by such stockholders as have the right to vote thereon. The incorporators, in connection with their election of the initial directors, shall elect, as nearly as possible, one-third of such directors to hold office until the 1970 annual meeting of the stockholders, one-third of such directors to hold office until the 1971 annual meeting of the stockholders and one-third of such directors to hold office until the 1972 annual meeting of the stockholders. At the 1970 annual meeting of the stockholders and at each annual meeting of the stockholders thereafter, the stockholders shall elect such number of directors as equals the number of directors then determined by them less the number of directors whose terms do not then expire. Each director so elected shall be elected for such term of office of one, two or three years as will most nearly result in the terms of office of one-third of all the directors expiring at each of the next three annual meetings of the stockholders. Either the stockholders, at any special meeting held for the purpose, or the board of directors, by vote of a majority, of the directors then in office, may increase (subject to the maximum limitation of thirty directors fixed above) the number of directors and elect a new director or directors to fill the vacancy or vacancies so created for such term or terms as will most nearly result in the terms of one-third of all the directors expiring at each of the next three annual meetings of the stockholders. Any other vacancy in the board of directors may be filled by vote of a majority of the remaining directors, and any director elected to fill such a vacancy shall hold office until the next annual meeting of the stockholders, at which time the term to which he was elected shall be deemed to have expired. Except as otherwise provided by law or by these articles of organization or, with respect to the resignation or removal of directors, by, the by-laws, directors shall hold office until the annual meeting of the stockholders at which their terms are scheduled to expire and until either the election thereat of directors to succeed the directors whose terms expire at that meeting or a determination by the stockholders that the total number of directors for the ensuing year shall be such that, in accordance with the foregoing provisions, no directors are to be elected to succeed the directors whose terms expire at that meeting. Directors may be elected to successive terms. No director need be a stockholder. As used herein, the term "annua1 meeting of stockholders" shall include any special meeting of the stockholders held in lieu thereof.

                      Place of Meetings of the Stockholders

     Meetings of the stockholders may be held anywhere in the United States.

                                   Partnership

     The corporation may be a partner in any business enterprise which the corporation would have power to conduct by itself.

                Indemnification of Directors, Officers and Others

     The corporation shall indemnify each person who is or was a director, officer, employee or other agent of the corporation, and each person who is or was serving at the request of the corporation as a director, trustee, officer, employee or other agent of another organization in which it directly or indirectly owns shares or of which it is directly or indirectly a creditor, against all liabilities, costs and expenses, including but not limited to amounts paid in satisfaction of judgments, in settlement or as fines and penalties, and counsel fees and disbursements, reasonably incurred by him in connection with the defense or disposition of or otherwise in connection with or resulting from any action, suit or other proceeding, whether civil, criminal, administrative or investigative, before any court or administrative or legislative or investigative body, in which he may be or may have been involved as a party or otherwise or with which he may be or have been threatened, while in office or thereafter, by reason of his being or having been such a director, officer, employee, agent or trustee, or by reason of any action taken or not taken in any such capacity, except with respect to any matter as to which he shall have been finally adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Expenses, including but not limited to counsel fees and disbursements, so incurred by any such person in defending any such action, suit or proceeding, may be paid from time to time by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the person indemnified to repay the amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized hereunder.

     As to any matter disposed of by settlement by any such person, pursuant to a consent decree or otherwise, no such indemnification either for the amount of such settlement or for any other expenses shall be provided unless such settlement shall be approved as in the best interests of the corporation, after notice that it involves such indemnification, (a) by vote of a majority of the disinterested directors then in Office (even though the disinterested directors be less than a quorum), or (b) by any disinterested person or persons to whom the question may be referred by vote of a majority of such disinterested directors, or (c) by vote of the holders of a majority of the outstanding stock at the time entitled to vote for directors, voting as a single class, exclusive of any stock owned by any interested person, or (d) by any disinterested person or persons to whom the question may be referred by vote of the holders of a majority of such stock. No such approval shall prevent the recovery from any such officer, director, employee, agent or trustee of any amounts paid to him or on his behalf as indemnification in accordance with the preceding sentence if such person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that his action was in the best interests of the corporation.

     The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any director, officer, employee, agent or trustee may be entitled or which may lawfully be granted to him. As used herein, the terms "director," "officer," "employee," "agent" and "trustee" include their respective executors, administrators and other legal representatives, an "interested" person is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or had been pending or threatened, and a "disinterested" person is a person against whom no such action, suit or other proceeding is then or had been pending or threatened.

     By action of the board of directors, notwithstanding any interest of the directors in such action, the corporation may purchase and maintain insurance, in such amounts as the board of directors may from time to time deem appropriate, on behalf of any person who is or was a director, officer, employee or other agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee or other agent of another organization in which it directly or indirectly owns shares or of which it is directly or indirectly a creditor, against any liability incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability.

                            Intercompany Transactions

     No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other organization of which one or more of its directors or officers are directors, trustees or officers, or in which any of them has any financial or other interest, shall be void or voidable, or in any way affected, solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board of directors or committee thereof which authorizes, approves or ratifies the contract or transaction, or solely because his or their votes are counted for such purpose, if:

     (a) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee which authorizes approves or ratifies the contract or transaction, and the board or committee in good faith authorizes, approves or ratifies the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

     (b) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically authorized, approved or ratified in good faith by vote of the stockholders; or

     (c) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof, or the stockholders.

Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee thereof which authorizes, approves or ratifies the contract or transaction. No director or officer of the corporation shall be liable or accountable to the corporation or to any of its stockholders or creditors or to any other person, either for any loss to the corporation or to any other person or for any gains or profits realized by such director or officer, by reason of any contract or transaction as to which clauses (a), (b) or (c) above are applicable.

7. By-laws of the corporation have been duly adopted and the initial directors, president, treasurer and clerk, whose names are set out below, have been duly elected.

8. The effective date of organization of the corporation shall be the date of filing with the Secretary of the Commonwealth or if later date is desired, specify date, (not more than 30 days after date of filing.)

9. The following information shall not for any purpose be treated as a permanent part of the Articles of Organization of the corporation.

     a. The post office address of the initial principal office of the corporation in Massachusetts is:
          225 Franklin Street, Boston, Massachusetts 02101

     b. The name, residence, and post office address of each of the initial directors and following officers of the corporation are as follows:


        NAME                      RESIDENCE               POST OFFICE ADDRESS
H. Frederick Hagemann, Jr.        30 Woodman Rd.          225 Franklin Street
President:                        Newton, Mass.           Boston, Mass. 02101
-------------------------------------------------------------------------------

John T. G. Nichols                Corn Point Rd.          225 Franklin Street
Treasurer:                        Marblehead, Mass.       Boston, Mass. 02101
-------------------------------------------------------------------------------

Eldon C. Swim                     6 Nelson Rd.            225 Franklin Street
Clerk:                            Melrose, Mass.          Boston, Mass. 02101
-------------------------------------------------------------------------------

Directors:

H. Frederick Hagemann, Jr.        (Same As Above)

George B. Rockwell                 16 Salem Road          225 Franklin Street
                                   Wellesley, Mass.       Boston, Mass. 02101

John T. G. Nichols                 (Same As Above)

     c. The date initially adopted on which the corporation's fiscal year ends is:

          December 31

     d. The date initially fixed in the by-laws for the annual meeting of stockholders of the corporation is:

          Third Wednesday of April

     e. The name and business address of the resident agent, if any, of the corporation is:

          None

          IN WITNESS WHEREOF and under the penalties of perjury the above-named INCORPORATOR(S) sign(s) these Articles of Organization this sixteenth day of October, 1969.


                                   /s/ H. Frederick Hagemann, Jr.
                                  ---------------------------------------


                                   /s/ George B. Rockwell
                                   ---------------------------------------


                                   /s/ John T.G. Nichols
                                   ---------------------------------------


          The signature of each incorporator which is not a natural person must be by an individual who shall show the capacity in which he acts and by signing shall represent under the penalties of perjury that he is duly authorized on its behalf to sign these Articles of Organization.

Form CD-72. 25M-7-74-104070

                       THE COMMONWEALTH OF MASSACHUSETTS

                         Secretary of the Commonwealth

                           STATE HOUSE, BOSTON, MASS.
                                     02133
                             ARTICLES OF AMENDMENT

                     General Laws, Chapter 156B, Section 72

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B,
Section 114. Make check payable to the Commonwealth of Massachusetts.

We, Peter S. Maher                                 , Senior/Vice President, and
    Dean W. Harrison                               , Clerk

STATE STREET BOSTON FINANCIAL CORPORATION
-------------------------------------------------------------------------------
                             (Name of Corporation)

located at 225 Franklin Street, Boston, Massachusetts 02101
           --------------------------------------------------------------------

do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on April 20, 1977, by vote of

1,664,380 shares of    Common                 2,280,323
---------           -----------------  out of --------- shares outstanding,
                    (Class of Stock)

-------- shares of  -----------------  out of --------- shares outstanding, and
                    (Class of Stock)

-------- shares of  -----------------  out of --------- shares outstanding
                    (Class of Stock)

          being at least a majority of each class outstanding and entitled to vote thereon:

CROSS OUT

INAPPLICABLE

CLAUSE



(1) For amendments adopted pursuant to Chapter 156B, Section 72.
(2) For amendments adopted pursuant to Chapter 156B, Section 71.
NOTE: Amendments for which the space provided above is not sufficient should be set on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets shall be on 8-1/2" wide x 11" high paper and must have a left-hand margin 1 inch wide for binding. Only one side should be used.

     The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unelss these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

     IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this

Twentieth day of April, in the year 1977



/s/   illegible                            Senior/Vice President
----------------------------

/s/   illegible
----------------------------               Clerk

Form CD-74, 25M-6-66-942983

                       THE COMMONWEALTH OF MASSACHUSETTS

                               JOHN F. X. DAVOREN

                         Secretary of the Commonwealth

                           STATE HOUSE, BOSTON, MASS.

                       RESTATED ARTICLES OF ORGANIZATION

                    General Laws, Chapter 156B, Section 74

     This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the restated articles of organization. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We, George B. Rockwell                                          , President and
    Winthrop B. Walker                                          , Clerk of
                    State Street Boston Financial Corporation
-------------------------------------------------------------------------------
                             (Name of Corporation)

located at      225 Franklin Street, Boston, Massachusetts 02101
                ---------------------------------------------------------------

do hereby certify that the following restatement of the articles of organization of the corporation was duly

adopted on June 11, 1970,                   by written consent of the holder of

  100                Common Stock                 100
--------- shares of -----------------  out of --------- shares outstanding,
                    (Class of Stock)

--------- shares of -----------------  out of --------- shares outstanding, and
                    (Class of Stock)

--------- shares of -----------------  out of --------- shares outstanding
                    (Class of Stock)

being all of the stock outstanding and entitled to vote and of each class or series of stock adversely affected thereby:

     1.   The name by which the corporation shall be known is:-
               State Street Boston Financial Corporation

     2. The purposes for which the corporation is formed are as follows:- See Continuation Sheet 2A.

NOTE: Provisions for which the space provided under articles 2, 4, 5, and 6 is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Indicate under each article where the provision is set out. Continuation sheets shall be on 8-1/2" wide x 11" high paper and must have a left-hand margin 1 inch wide for binding. Only one side should be used.

     3. The total number of shares and the part value, if any, of each class of stock which the corporation is authorized to issue is as follows:

                  WITHOUT PAR VALUE                 WITH PAR VALUE
                  -----------------                 --------------
CLASS OF STOCK     NUMBER OF SHARES     NUMBER OF SHARES             PAR VALUE
--------------     ----------------     ----------------             ---------

Preferred              700,000                 0                        ---

Common                    0                3,500,000                    $10

    *4. If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established:

               See Continuation Sheet 4A

    *5. The restrictions, if any, imposed by the articles of organization upon the transfer of shares of stock of any class are as follows:

               None

    *6. Other lawful provision, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

               See Continuation Sheets 6A, 6B and 6C.


*If there are no such provisions, state "None".


     To acquire, hold, dispose of and otherwise deal in and with securities (including but not limited to stocks, shares, evidences of beneficial interest, evidences of indebtedness and evidences of any right to subscribe for or purchase or sell any thereof), and any interest therein, issued or created by or evidencing or representing any interest in any one or more banks, trust companies, other corporations, associations, trusts, firms, partnerships, governments, governmental or political units, instrumentalities, subdivisions, agencies or authorities, or other organizations, persons or entities, public or private; and

     To engage in any other lawful business or activity in which a corporation organized under the Business Corporation Law of Massachusetts is permitted to engage.

    The board of directors is authorized, subject to the limitations prescribed by law and these articles, to divide the Preferred Stock into two or more series and to establish and designate each series and fix and determine the variations in the relative rights and preferences as between the different series, provided that all shares of the Preferred Stock shall be identical except that there may be variations fixed and so determined between different series as to:

     (a) The number of shares constituting each series and the distinctive designation of that series;

     (b) Whether or not the shares of any series shall be redeemable and, if redeemable, the price (which may vary under different conditions and at different redemption dates), the terms and the manner of redemption, including the date or dates on or after which they shall be redeemable;

     (c) The dividend rate on the shares of each series, the conditions and dates upon which dividends thereon shall be payable, the extent, if any, to which dividends thereon shall be cumulative, and the relative rights of preference, if any, of payment of dividends thereon;

     (d) The rights of each series on liquidation, voluntary or involuntary, including dissolution or winding up of the corporation;

     (e) The sinking fund or purchase fund provisions, if any, applicable to each series, including without limitation the annual amount thereof and the terms relating thereto;

     (f) The conversion rights, if any, of each series, including the terms and conditions of conversion, which terms and conditions may contain provisions for adjustment of the conversion rate in such events as the board of directors shall determine; and

     (g) The conditions under which each series shall have separate voting rights or no voting rights, in addltlon to the voting rights provided by law.

                                     By-laws


     The board of directors is authorized to make, amend or repeal the by-laws of the corporation in whole or in part, except with respect to any provision thereof which by law, by these articles of organization or by the by-laws requires action by the stockholders.

                      Place of Meetings of the Stockholders

     Meetings of the stockholders may be held anywhere in the United States.

                                   Partnership

     The corporation may be a partner in any business enterprise which the corporation would have power to conduct by itself.

               Indemnification of Directors, Officers and Others

     The corporation shall indemnify each person who is or was a director, officer, employee or other agent of the corporation, and each person who is or was serving at the request of the corporation as a director, trustee, officer, employee or other agent of another organization in which it directly or indirectly owns shares or of which it is directly or indirectly a creditor, against all liabilities, costs and expenses, including but not limited to amounts paid in satisfaction of judgments, in settlement or as fines and penalties, and counsel fees and disbursements, reasonably incurred by him in connection with the defense or disposition of or otherwise in connection with or resulting from any action, suit or other proceeding, whether civil, criminal, administrative or investigative, before any court or administrative or legislative or investigative body, in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while in office or thereafter, by reason of his being or having been such a director, officer, employee, agent or trustee, or by reason of any action taken or not taken in any such capacity, except with respect to any matter as to which he shall have been finally adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that his action was in the best interests of the corporation. Expenses, including but not limited to counsel fees and disbursements, so incurred by any such person in defending any such action, suit or proceeding, may be paid from time to time by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the person indemnified to repay the amounts so paid it it shall ultimately be determined that indemnification of such expenses is not authorized hereunder.

     As to any matter disposed of by settlement by any such person, pursuant to a consent decree or otherwise, no such indemnification either for the amount of such settlement or for any other expenses shall be provided unless such settlement shall be approved as in the best interests of the corporation, after notice that it involves such indemnification, (a) by vote of a majority of the disinterested directors then in office (even though the disinterested directors be less than a quorum), or (b) by any disinterested person or persons to whom the question may be referred by vote of a majority of such disinterested directors, or (c) by vote of the holders of a majority of the outstanding stock at the time entitled to vote for directors, voting as a single class, exclusive of any stock owned by any interested person, or (d) by any disinterested person or persons to whom the question may be referred by vote of the holders of a majority of such stock. No such approval shall prevent the recovery from any such officer, director, employee, agent or trustee of any amounts paid to him or on his behalf as indemnification in accordance with the preceding sentence if such person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that his action was in the best interests of the corporation.

     The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any director, officer, employee, agent or trustee may be entitled or which may lawfully be granted to him. As used herein, the terms "director", "officer", "employee", "agent" and "trustee" include their respective executors, administrators and other legal representatives, an "interested" person is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or had been pending or threatened, and a "disinterested" person is a person against whom no such action, suit or other proceeding is then or had been pending or threatened.

     By action of the board of directors, notwithstanding any interest of the directors in such action, the corporation may purchase and maintain insurance, in such amounts as the board of directors may from time to time deem appropriate, on behalf of any person who is or was a director, officer, employee or other agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee or other agent of another organization in which it directly or indirectly owns shares or of which it is directly or indirectly a creditor, against any liability incurred by him in any such capacity, or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liability.

                            Intercompany Transactions

     No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other organization of which one or more of its directors or officers are directors, trustees or officers, or in which any of them has any financial or other interest, shall be void or voidable, or in any way affected, solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board of directors or committee thereof which authorizes, approves or ratifies the contract or transaction, or solely because his or their votes are counted for such purpose, if:

              (a) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee which authorizes, approves or ratifies the contract or transaction, and the board or committee in good faith authorizes, approves or ratifies the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

              (b) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically authorized, approved or ratified in good faith by vote of the stockholders; or

              (c) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof, or the stockholders.

Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee thereof which authorizes, approves or ratifies the contract or transaction. No director or officer of the corporation shall be liable or accountable to the corporation or to any of its stockholders or creditors or to any other person, either for any loss to the corporation or to any other person or for any gains or profits realized by such director or officer, by reason of any contract or transaction as to which clauses (a), (b) or (c) above are applicable.


     *We further certify that the foregoing restated articles of organization effect no amendments to the articles of organization of the corporation as heretofore amended, except amendments to the following articles 3 and 4.

(*If there are no such amendments, state "None".)

Article Three is amended by increasing the authorized capital stock of this corporation by

     (a) 3,485,000 shares of Common Stock, $10 par value, to a total of 3,500,000 shares; and

     (b) 700,000 shares of Preferred Stock, without par value.

Article Four is amended by the addition of provisions authorizing the Board of Directors to divide the Preferred Stock into two or more series and to establish and designate each series and fix and determine the variations in the relative rights and preferences as between the different series.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 11th day of June in the year 1970.

[ILLEGIBLE]  President
[ILLEGIBLE]  Clerk

FORM  CD-72-30M 10-79 152328

[ILLEGIBLE]                                          FEDERAL IDENTIFICATION
--------------
Examiner                                             NO. 04-2456637

                        THE COMMONWEALTH OF MASSACHUSETTS
                             MICHAEL JOSEPH CONNOLLY
                               Secretary of State
                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                              ARTICLES OF AMENDMENT

                     General Laws, Chapter 156B, Section 72

     This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.
                                   __________
We, Robert J. Malley                                Senior Vice President, and
    Christoph H. Schmidt                            Clerk of

                        STATE STREET BOSTON CORPORATION
 ...............................................................................
                             (Name of Corporation)
located at 225 Franklin Street, Boston, Massachusetts 02110

-------------
Name Approved

do hereby certify that the following amendments to the articles of organization of the corporation was duly adopted at a meeting held on April 21, 1982, by vote of 1,315,382 shares of Common Stock out of 2,111,476 shares outstanding,
on Vote                   (Class of Stock)
1,089,224 shares of Common Stock out of 2,111,476 shares outstanding, on Vote
                  (Class of Stock)

CROSS OUT      being at least a majority of each class outstanding and entitled
INAPPLICABLE   to vote thereon:(1)
CLAUSE

(Vote 1)   VOTED: That Article 3 of the Articles of Organization of this
 C [ ]     Corporation is hereby amended to increase the number of authorized
 P [ ]     shares of Common Stock, $10 par value, of the Corporation from
 M [ ] 3,500,000 to 7,000,000; and that the Board of Directors be and it hereby is authorized to issue any and all of the authorized but unissued shares of the Common Stock, $10 par value, of this Corporation at such time or times, to such persons, and for such lawful consideration, including cash, tangible or intangible property, services or expenses, or as stock dividends, as may be determined from time to time by the Board of Directors.

(1) For amendments adopted pursuant to Chapter 156B Section 70.
(2) For amendments adopted pursuant to Chapter 156B Section 71.

[ILLEGIBLE]
_______    Note: If the space provided under any Amendment or item on this form
 P.C. is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

FOR INCREASE IN CAPITAL FILL IN THE FOLLOWING:

                               |     -0-    shares preferred |
                               |                             | with par value
                               |  3,500,000 shares common    |
The total amount of capital    |
stock already authorized is    |
                               |    700,000 shares preferred |
                               |                             | without par value
                               |     -0-    shares common    |

                               |     -0-    shares preferred |
                               |                             | with par value
                               |  3,500,000 shares common    |
The amount of additional       |
capital stock authorized is    |
                               |  2,800,000 shares preferred |
                               |                             | without par value
                               |     -0-    shares common    |

(Vote 2) VOTED: That Article 3 of the Articles of Organization of this Corporation is hereby amended to increase the number of authorized shares of Preferred Stock, no par value, of the Corporation from 700,000 to 3,500,000; and that the Board of Directors be and it hereby is authorized to issue any and all of the authorized but unissued shares of the Preferred Stock, no par value, of this Corporation at such time or times, to such persons, and for such lawful consideration, including cash, tangible or intangible property, services or expenses, or as stock dividends, as may be determined from time to time by the Board of Directors.

     The foregoing amendments will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this eleventh day of May, in year 1982.

Robert J. Malley                               Senior Vice President
Christoph H. Schmidt                           Clerk

                                                                       C24 |
                                                                           | $75
                                                                       C25 |
FORM  CD-72-30M 10-79 152328

[ILLEGIBLE]
________                                             FEDERAL IDENTIFICATION
Examiner                                             NO. 04-2456637

                        THE COMMONWEALTH OF MASSACHUSETTS
                             MICHAEL JOSEPH CONNOLLY
                               Secretary of State
                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                              ARTICLES OF AMENDMENT

                     General Laws, Chapter 156B, Section 72

     This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts. __________ We, William S. Edgerly President, and Robert J. Malley Secretary of

                        State Street Boston Corporation
 ...............................................................................
                             (Name of Corporation)
located at 225 Franklin Street, Boston, Massachusetts 02101

-------------
Name Approved

do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on April 20, 1983, by vote of 3,223,000 shares of Common Stock $10.00 par value out of 4,311,465
shares outstanding,       (Class of Stock)

_________ shares of _____________________________ out of _________ shares outstanding, and  (Class of Stock)

_________ shares of _____________________________ out of _________ shares
outstanding,      (Class of Stock)

CROSS OUT      being at least a majority of each class outstanding and entitled
INAPPLICABLE   to vote thereon:(2)
CLAUSE

"VOTED:    That Article 3 of the Corporation's Articles of Organization be
 C [ ]     amended to change the authorized common stock from 7,000,000 shares
 P [ ]     having a par value of $10.00 per share to 14,000,000 shares having
 M [ ] a par value of $1.00 per share; and that the Board of Directors be and it hereby is authorized to issue any and all of the authorized but unissued shares of the Common Stock, $1 par value, of this Corporation at such time or times, to such persons, and for such lawful consideration, including cash, tangible or intangible property, services or expenses, or as stock dividends, as may be determined from time to time by the Board of Directors.

(1) For amendments adopted pursuant to Chapter 156B Section 70.
(2) For amendments adopted pursuant to Chapter 156B Section 71.

   3
-------    Note: If the space provided under any Amendment or item on this form
 P.C. is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

FOR INCREASE IN CAPITAL FILL IN THE FOLLOWING:

                               | __________ shares preferred |
                               |                             | with par value
                               | __________ shares common    |
The total amount of capital    |
stock already authorized is    |
                               | __________ shares preferred |
                               |                             | without par value
                               | __________ shares common    |

                               | __________ shares preferred |
                               |                             | with par value
                               | __________ shares common    |
The amount of additional       |
capital stock authorized is    |
                               | __________ shares preferred |
                               |                             | without par value
                               | __________ shares common    |

     The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 21st day of April, in year 1983.

William S. Edgerly                              President
Robert J. Malley                                Secretary

FORM  CD-72-3/83 172595

[ILLEGIBLE]
________                                             FEDERAL IDENTIFICATION
Examiner                                             NO. 04-2456637

                        THE COMMONWEALTH OF MASSACHUSETTS
                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                       MICHAEL JOSEPH CONNOLLY, SECRETARY
                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                              ARTICLES OF AMENDMENT

                     General Laws, Chapter 156B, Section 72

     This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.
                                   __________
We, William S. Edgerly                                President, and
    Robert J. Malley                                  Secretary & Clerk of

                        STATE STREET BOSTON CORPORATION
 ...............................................................................
                             (Name of Corporation)
located at 225 Franklin Street, Boston, Massachusetts 02101

-------------
Name Approved

do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on April 17, 1985, by vote of 6,669,209 shares of Common Stock $1 par value out of 8,241,453 shares
outstanding,              (Class of Stock)

_________ shares of _________________________ out of _________ shares outstanding, and  (Class of Stock)

_________ shares of _________________________ out of _________ shares
outstanding,      (Class of Stock)

CROSS OUT      being at least a majority of each class outstanding and entitled
INAPPLICABLE   to vote thereon:(2)
CLAUSE

"VOTED:    That Article 3 of the Articles of Organization be amended to change
 C [ ]     the authorized number of shares of Common Stock of the Corporation,
 P [ ]     $1 par value, from 14 million to 28 million."
 M [ ]

(1) For amendments adopted pursuant to Chapter 156B Section 70.
(2) For amendments adopted pursuant to Chapter 156B Section 71.

[ILLEGIBLE]
-------    Note: If the space provided under any Amendment or item on this form
 P.C. is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

TO CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:

The total presently authorized is:

                       NO PAR VALUE          WITH PAR VALUE          PAR
KIND OF STOCK        NUMBER OF SHARES       NUMBER OF SHARES        VALUE
-------------------------------------------------------------------------------
  COMMON                  -0-                 14,000,000             $1
-------------------------------------------------------------------------------
 PREFERRED            3,500,000                  -0-
-------------------------------------------------------------------------------

CHANGE the total to:

                       NO PAR VALUE          WITH PAR VALUE          PAR
KIND OF STOCK        NUMBER OF SHARES       NUMBER OF SHARES        VALUE
-------------------------------------------------------------------------------
  COMMON                  -0-                 28,000,000             $1
-------------------------------------------------------------------------------
 PREFERRED            3,500,000                  -0-
-------------------------------------------------------------------------------

     The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 25th day of April, in year 1985

William S. Edgerly                              President
Robert J. Malley                                Secretary & Clerk

FORM  CD-72-30M 3/83-172595

[illegible]                                          FEDERAL IDENTIFICATION
Examiner                                             NO. 04-2456637

                        THE COMMONWEALTH OF MASSACHUSETTS
                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                       MICHAEL JOSEPH CONNOLLY, SECRETARY
                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                              ARTICLES OF AMENDMENT

                     General Laws, Chapter 156B, Section 72

     This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.
                                   __________
We, David A. Spina                              Executive Vice President, and
    Robert J. Malley                            Secretary & Clerk of

                        STATE STREET BOSTON CORPORATION
 ...............................................................................
                             (Name of Corporation)
located at 225 Franklin Street, Boston, Massachusetts 02101

-------------
Name Approved

do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on April 16, 1986, by vote of 14,092,857 shares of Common Stock out of 17,216,198 shares outstanding,
                  (Class of Stock)

_________ shares of _________________________ out of _________ shares outstanding, and  (Class of Stock)

_________ shares of _________________________ out of _________ shares
outstanding,      (Class of Stock)

CROSS OUT      being at least a majority of each class outstanding and entitled
INAPPLICABLE   to vote thereon:(2)
CLAUSE

"VOTED:    That Article 3 of the Articles of Organization be amended to
 C [ ]     increase the authorized number of shares of Common Stock of the
 P [ ]     Corporation, $1 par value, from 28 million to 56 million."
 M [ ]

(1) For amendments adopted pursuant to Chapter 156B Section 70.
(2) For amendments adopted pursuant to Chapter 156B Section 71.

[illegible] Note: If the space provided under any Amendment or item on this form ----------- is insufficient, additions shall be set forth on separate 8 1/2 x 11
 P.C. sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

TO CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:

The total presently authorized is:

                       NO PAR VALUE          WITH PAR VALUE          PAR
KIND OF STOCK        NUMBER OF SHARES       NUMBER OF SHARES        VALUE
-------------------------------------------------------------------------------
  COMMON                  -0-                 28,000,000             $1
-------------------------------------------------------------------------------
 PREFERRED            3,500,000                  -0-
-------------------------------------------------------------------------------

CHANGE the total to:

                       NO PAR VALUE          WITH PAR VALUE          PAR
KIND OF STOCK        NUMBER OF SHARES       NUMBER OF SHARES        VALUE
-------------------------------------------------------------------------------
  COMMON                  -0-                 56,000,000             $1
-------------------------------------------------------------------------------
 PREFERRED            3,500,000                  -0-
-------------------------------------------------------------------------------

     The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 9th day of May, in year 1986

David A. Spina                                  Executive Vice President
Robert J. Malley                                Clerk and Secretary

                                                                       030 = $75
FORM  CD-72-30M-4/86-808881

[illegible]
------------                                         FEDERAL IDENTIFICATION
Examiner                                             NO. 04-2456637

                        THE COMMONWEALTH OF MASSACHUSETTS
                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                       MICHAEL JOSEPH CONNOLLY, SECRETARY
                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                              ARTICLES OF AMENDMENT

                     General Laws, Chapter 156B, Section 72

     This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.
                                   __________
We, David A. Spina                              Executive Vice President, and
    Robert J. Malley                            Secretary & Clerk of

                        STATE STREET BOSTON CORPORATION
 ...............................................................................
                             (Name of Corporation)
located at 225 Franklin Street, Boston, Massachusetts 02101

-------------
Name Approved

do hereby certify that the following amendment to the articles of organization of the corporation were duly adopted at a meeting held on April 15, 1987, by vote of 27,682,822 shares of Common Stock out of 35,116,000 shares outstanding,
 Amendment #1      (Class of Stock)

27,501,803 shares of Common Stock out of 35,116,000 shares outstanding,
 Amendment #2      (Class of Stock)

           shares of                out of                 shares outstanding,
-----------         ----------------      ----------------
                    (Class of Stock)

CROSS OUT      being at least two-thirds of each class outstanding and entitled
INAPPLICABLE   to vote thereon and of each class or series of stock whose rights
CLAUSE         are adversely affected thereby:(2)

                                  Amendment #1
"VOTED:    That Article 6 of the Corporation's Articles of Organization be
 C [ ]     amended to add the following new paragraph pursuant to the Business
 P [ ]     Corporation of Massachusetts:
 M [ ]     (See Continuation Sheet 1A, attached)

(1) For amendments adopted pursuant to Chapter 156B Section 70.
(2) For amendments adopted pursuant to Chapter 156B Section 71.

[illegible] Note: If the space provided under any Amendment or item on this form ----------- is insufficient, additions shall be set forth on separate 8 1/2 x 11
 P.C. sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

TO CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:

The total presently authorized is:

                       NO PAR VALUE          WITH PAR VALUE          PAR
KIND OF STOCK        NUMBER OF SHARES       NUMBER OF SHARES        VALUE
-------------------------------------------------------------------------------
  COMMON
-------------------------------------------------------------------------------
 PREFERRED
-------------------------------------------------------------------------------

CHANGE the total to:

                       NO PAR VALUE          WITH PAR VALUE          PAR
KIND OF STOCK        NUMBER OF SHARES       NUMBER OF SHARES        VALUE
-------------------------------------------------------------------------------
  COMMON
-------------------------------------------------------------------------------
 PREFERRED
-------------------------------------------------------------------------------

                         STATE STREET BOSTON CORPORATION


                              Continuation Sheet 1A

                            Amendment #1 (continued)

                             "Liability of Directors

     A director of this corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director notwithstanding any provision of law imposing such liability, provided, however, that this paragraph of Article Six shall not eliminate the liability of a director to the extent such liability is imposed by applicable law (i) for any breach of the director's duty of loyalty to this corporation or its stockholders. (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for any transaction from which the director derived an improper personal benefit, or (iv) for paying a dividend, approving a stock repurchase or making loans which are illegal under certain provisions of Massachusetts law, as the same exists or hereafter may be amended. If Massachusetts law is hereafter amended to authorize the further limitation of the legal liability of the directors of this corporation, the liability of the directors shall then be deemed to be limited to the fullest extent then permitted by Massachusetts law as so amended. Any repeal or modification of this paragraph of this Article Six which may hereafter be effected by the stockholders of this corporation shall be prospective only, and shall not adversely affect any limitation on the liability of a director for acts or omissions prior to such repeal or modification."

                             CONTINUATION SHEET 2A

INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHERS

        The corporation shall to the fullest extent legally permissible indemnify each person who is or was a director, officer, employee or other agent of the corporpation and each person who is or was serving at the request of the corporation as a director, trustee, officer, employee or other agent of another corporation or of any partnership, joint venture, trust, employee benefit plan or other enterprise or organization against all liabilities, costs and expenses, including but not limited to amounts paid in satisfaction of judgments, in settlement or as fines and penalties, and counsel fees and disbursements, reasonably incurred by him in connection with the defense or disposition of or otherwise in connection with or resulting from any action, suit or other proceeding, whether civil, criminal, administrative or investigative, before any court or administrative or legislative or investigative body, in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while in office or thereafter, by reason of his being or having been such a director, officer, employee, agent or trustee, or by reason of any action taken or not taken in any such capacity, except with respect to any matter as to which he shall have been finally adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that his action was in the best interests of the corporation (any person serving another organization in one or more of the indicated capacities at the request of the corporation who shall not have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his action was in the best interest of such other organization shall be deemed so to have acted in good faith with respect to the corporation) or to the extent that such matter relates to service with respect to an employee benefit plan, in the best interest of the participants or beneficiaries of such employee benefit plan. Expenses, including but not limited to counsel fees and disbursements, so incurred by any such person in defending any such action, suit or proceeding, shall be paid from time to time by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the person indemnified to repay the amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized hereunder.

       If, in an action, suit or proceeding brought by or in the name of the corporation, a director of the corporation is held not liable for monetary damages, whether because that director is relieved of personal liability under the provisions of this Article Six of the Articles of Organization, or otherwise, that director shall be deemed to have met the standard of conduct set forth above and to be entitled to indemnification for expenses reasonably, incurred in the defense of such action, suit or proceeding.

       As to any matter disposed of by settlement by any such person, pursuant to a consent decree or otherwise, no such indemnification either for the amount of such settlement or for any other expenses shall be provided unless such settlement shall be approved as in the best interests of the corporation, after notice that it involves such indemnification, (a) by vote of a majority of the disinterested directors then in office (even though the disinterested directors be less than a quorum), or (b) by any disinterested person or persons to whom the question may be referred by vote of a majority of such disinterested directors, or (c) by vote of the holders of a majority of the outstanding stock at the time entitled to vote for directors, voting as a single class, exclusive of any stock owned by any interested person, or (d) by any disinterested person or persons to whom the question may be referred by vote of the holders of a majority of such stock. No such approval shall prevent the recovery from any such director, officer, employee, agent or trustee of any amounts paid to him or on his behalf as indemnification in accordance with the preceding sentence if such person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that his action was in the best interests of the corporation.

       The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any director, officer, employee, agent or trustee may be entitled or which may lawfully be granted to him. As used herein, the terms "director", "officer", "employee", "agent" and "trustee" include their respective executors, administrators and other legal representatives, an "interested" person is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or had been pending or threatened, and a "disinterested" person is a person against whom no such action, suit or other proceeding is then or had been pending or threatened.

       By action of the board of directors, notwithstanding any interest of the directors in such action, the corporation may purchase and maintain insurance, in such amounts as the board of directors may from time to time deem appropriate, on behalf of any person who is or was a director, officer, employee or other agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee or other agent of another corporation or of any partnership, joint venture, trust, employee benefit plan or other enterprise or organization against any liability incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability.

                                  Amendment #2

          "VOTED: That Article 6 of the Articles of Organization be further amended and restated with respect to indemnification to read as follows:

                      (See Continuation Sheet 2A, attached)

     The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this twenty-fourth day of April, in the year 1987.


[Illegible]                                       Executive/Vice President

[Illegible]                                       Clerk

                                                                             027
Form CD-26-3M-8-83

                        THE COMMONWEALTH OF MASSACHUSETTS
                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
[Illegible]             MICHAEL JOSEPH CONNOLLY, SECRETARY
                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108
                                                          FEDERAL IDENTIFICATION
                                                                  NO. 04-456637

                  CERTIFICATE OF VOTE OF DIRECTORS ESTABLISHING
                          A SERIES OF A CLASS OF STOCK

                     General Laws, Chapter 156B, Section 26
                                    --------
       We, Robert J. Malley                  Vice President, and

           Robert J. Malley                     , Clerk of

    STATE STREET BOSTON CORPORATION
------------------------------------------------------------------------------
         (Name of Corporation)


located at       225 Franklin Street, Boston, MA 02110
          ---------------------------------------------------

do hereby certify that at a meeting of the directors of the corporation held on September 15, 1988, the following vote establishing and designating a series of a class of stock and determining the relative rights and preferences thereof was duly adopted:

                See continuation sheets numbered 2A through 2A-7

NOTE: Votes for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets must have a left-hand margin 1 inch wide for binding and shall be 8-1/2" x 11". Only one side should be used.

VOTED: That pursuant to the authority granted to and vested in the Board of Directors in accordance with the provisions of the Articles of Organization, as amended to date, the Board of Directors hereby creates a series of Preferred Stock, without par value, of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, preferences and limitations thereof (in addition to the provisions set forth in the Articles of Organization which are applicable to the Preferred Stock of all classes and series), as set forth in the Certificate of Designation, Preferences and Rights comprising Exhibit A to the Rights Agreement, which is attached hereto and incorporated herein by reference; and

                                                                       Exhibit_A

                           CERTIFICATE OF DESIGNATION,

                             PREFERENCES AND RIGHTS

                                       of

                  SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

                                       of

                         STATE STREET BOSTON CORPORATION

                         (Pursuant to Section 26 of the
                     Massachusetts Business Corporation Law)

     State Street Boston Corporation, a corporation organized and existing under the Business Corporation Law of the Commonwealth of Massachusetts (hereinafter called the "Corporation"), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation as required by Section 26 of the Business Corporation Law at a meeting duly called and held on September 15, 1988:

     RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (hereinafter called the "Board of Directors" or the "Board") in accordance with the provisions of the Articles of Organization, the Board of Directors hereby creates a series of Preferred Stock, without par value (the "Preferred Stock"), of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof (in addition to any provisions set forth in the Articles of Organization of the Corporation which are applicable to the Preferred Stock of all classes and series) as follows:

     Series A Junior Participating Preferred Stock:

     Section 1. Designation and Amount. The shares of such series shall be designated as "Series A Junior Participating Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall be 400,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

     Section 2. Dividends and Distributions.

      (A) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, $1 par value (the "Common Stock"), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

     (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

     Section 3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

      (A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

      (B) Except as otherwise provided herein, in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

      (C) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

     Section 4. Certain Restrictions.

      (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

          (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liqui-dation, dissolution or winding up) to the Series A Preferred Stock;

          (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

          (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends, or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

          (iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

     (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

     Section 5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Articles of Organization, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

     Section 6. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause
(1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     Section 8. No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

     Section 9. Rank. The Series A Preferred Stock shall rank junior with respect to the payment of dividends and the distribution of assets to all other series of the Corporation's Preferred Stock.

     Section 10. Amendment. The Articles of Organization of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.

                                                                             024
FORM  CD-72-30M-4/86-808881

[Illegible]                                               FEDERAL IDENTIFICATION
---------
Examiner                                                          NO. 04-2456637

                        THE COMMONWEALTH OF MASSACHUSETTS
                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                       MICHAEL JOSEPH CONNOLLY, SECRETARY
                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                              ARTICLES OF AMENDMENT

                     General Laws, Chapter 156B, Section 72

   This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.
                                   __________
We, Marshall N. Carter                          President, and
    Robert J. Malley                            Clerk of

                        State Street Boston Corporation
 ...............................................................................
                             (Name of Corporation)
located at 225 Franklin Street, Boston, Massachusetts 02210

[Illegible]
-------------
Name Approved

do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on April 15, 1992, by vote of 31,180,121 shares of Common Stock out of 37,248,358 shares outstanding,
                  (Class of Stock)
             shares of               out of              shares outstanding, and
                      (Class of Stock)
             shares of               out of                  shares outstanding,
                      (Class of Stock)

CROSS OUT      being at least a majority of each class outstanding and entitled
INAPPLICABLE   to vote thereon:(2)
CLAUSE

"VOTED:    That Article 3 of the Restated Articles of Organization be
 C [ ]     amended to increase the authorized number of shares of Common Stock,
 P [ ]     $1 par value, from 56 million to 112 million, and to authorize the
 M [ ] Board of Directors to issue such shares from time to time for general corporate purposes."

(1) For amendments adopted pursuant to Chapter 156B Section 70.
(2) For amendments adopted pursuant to Chapter 156B Section 71.

[Illegible] Note: If the space provided under any Amendment or item on this ----------- form is insufficient, additions shall be set forth on separate
   P.C. 8 1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

TO CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:

The total presently authorized is:

                       NO PAR VALUE          WITH PAR VALUE          PAR
KIND OF STOCK        NUMBER OF SHARES       NUMBER OF SHARES        VALUE
-------------------------------------------------------------------------------
  COMMON                  -0-                 56,000,000             $1
-------------------------------------------------------------------------------
 PREFERRED            3,500,000                  -0-
-------------------------------------------------------------------------------

CHANGE the total to:

                       NO PAR VALUE          WITH PAR VALUE          PAR
KIND OF STOCK        NUMBER OF SHARES       NUMBER OF SHARES        VALUE
-------------------------------------------------------------------------------
  COMMON                  -0-                 112,000,000             $1
-------------------------------------------------------------------------------
 PREFERRED            3,500,000                  -0-
-------------------------------------------------------------------------------

     The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 22nd day of April, in year 1992

Marshall N. Carter                              President
Robert J. Malley                                Clerk